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                                                                    EXHIBIT 99.1

                                 [Avanex Logo]
                                 WWW.AVANEX.COM

FOR IMMEDIATE RELEASE

                  AVANEX ANNOUNCES Q4 REVENUES OF $5.5 MILLION

FREMONT, Calif. - (Aug 4, 2003) - Avanex Corporation (Nasdaq: AVNX), pioneer of photonic processors that enable next generation optical networks, today reported results for its fourth quarter and fiscal year, ended June 30, 2003.

Fourth quarter net revenues were $5.5 million, an increase of $0.1 million over the company's revenues of $5.4 million in the prior quarter ended March 31, 2003. Net revenue for the quarter ended June 30, 2003 decreased $2.5 million from $8.0 million in the same quarter of the prior year ended June 30, 2002. The company reported a net loss of $6.6 million, or $0.10 per share, for the quarter ended June 30, 2003, compared to a net loss of $10.4 million, or $0.15 per share, for the quarter ended March 31, 2003 and a net loss of $12.5 million, or $0.19 per share, for the quarter ended June 30, 2002.

For the year ended June 30, 2003, net revenues were $21.4 million, a decrease of $12.3 million from the company's revenues of $33.7 million in the prior year ended June 30, 2002. The company reported a net loss of $102.9 million, or $1.51 per share, for the year ended June 30, 2003, compared to a net loss of $77.8 million, or $1.21 per share, for the prior year ended June 30, 2002.

Walter Alessandrini, chairman, president and chief executive officer of Avanex, commented, "During the past year, Avanex took important steps to position the company as a leading provider of optical solutions. We significantly improved the company's fiscal foundation through the implementation of cost saving initiatives, and we increased our focus on and use of outsourced manufacturing. Through these efforts, we reduced operating expenses in each successive quarter during our fiscal year that ended on June 30, 2003."

"We also have continued to execute on our strategy of expanding our business through internal growth and external acquisitions. On July 31, 2003, after the close of our fiscal year 2003, we concluded the purchase of the optical components division of Alcatel (PARIS: CGEP.PA) (NYSE: ALA) and certain assets of the photonics business of Corning (NYSE: GLW). These acquisitions substantially increased Avanex's product offering, customer base, intellectual property portfolio and technology profile, positioning us to be better able to become the preferred supplier to the major system integrators and carriers."

"Looking forward, Avanex will focus on integrating these three complementary businesses into a single enterprise. We see significant opportunities to strengthen Avanex's position by leveraging our strong relationships with customers to sell an expanded product line. In addition, we expect to eliminate costs throughout the organization to improve our bottom line and increase efficiencies. In terms of product development, we will utilize our world-class expertise to design next generation solutions that improve the performance of our customers' networks."

"Today, Avanex has a unique opportunity to increase its competitive advantage. Our continued emphasis on new technologies and products combined with our strong balance sheet and commitment to optical communications are geared to positioning Avanex as the preferred supplier for optical solutions. The optical industry has tremendous potential and Avanex is well positioned to capitalize on the upswing in demand, when it occurs," said Alessandrini.

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CONFERENCE CALL

Avanex will host a conference call today, August 4, 2003, at 4:30 p.m. EDT. The number for the conference call is 888-658-7305. The password is "Photonics." A replay of the conference call will be available through August 11, 2003, at 402-220-3576.

ABOUT AVANEX

Avanex Corporation is a leading global provider of Intelligent Photonic Solutions(TM) to meet the needs of fiber optic communications networks for greater capacity, longer distance transmissions, improved connectivity, higher speeds and lower costs. These solutions enable or enhance optical wavelength multiplexing, dispersion management, switching and routing, transmission, amplification and monitoring and include network managed subsystems. Avanex was incorporated in 1997 and is headquartered in Fremont, Calif. Avanex also maintains facilities in Erwin Park, N.Y.; Livingston, U.K.; Nozay, France; and San Donato, Italy. The facilities also are home to Avanex's Centers of Excellence for specialized research and manufacturing. To learn more about Avanex, visit our Web site at: www.avanex.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements including forward-looking statements regarding cost reduction and integration measures, new product and technology initiatives, our competitive position, and prevailing and anticipated improvements in market conditions. Actual results could differ materially from those projected in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include general economic conditions, the pace of spending and timing of economic recovery in the telecommunications industry and in particular the optical networks industry, the Company's inability to sufficiently anticipate market needs and develop products and product enhancements that achieve market acceptance, problems or delays in integrating the businesses acquired from Alcatel and Corning or in reducing the cost structure of the combined Company, the Company's inability to achieve the anticipated benefits of the acquired businesses, any slowdown or deferral of new orders for our products, higher than anticipated expenses the Company may incur in future quarters or the inability to identify expenses which can be eliminated. In addition, please refer to the risk factors contained in the Company's SEC filings including the Company's Quarterly Report on Form 10-Q filed with the SEC on May 9, 2003 and the Company's definitive proxy statement filed with the SEC on June 20, 2003.

Avanex assumes no obligation and does not intend to update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT INFORMATION:

Investor Relations                                                        Media
Mark Weinswig                                                     Tony Florence
Phone: 510-897-4344                                        Phone:  510-897-4162
Fax:  510-897-4345                                            Fax: 510-979-0198
e-mail: mark_weinswig@avanex.com              e-mail:  tony_florence@avanex.com

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                               AVANEX CORPORATION
                 Condensed Consolidated Statements of Operations
                      (In thousands, except per share data)


                                                                   THREE MONTHS ENDED                       TWELVE MONTHS ENDED
                                                         -----------------------------------------       -------------------------
                                                         JUNE 30         MARCH 31        JUNE 30                  JUNE 30
                                                           2003            2003            2002             2003            2002
                                                           ----            ----            ----             ----            ----

Net revenue                                              $  5,463        $  5,400        $  8,026        $  21,416        $ 33,686
Cost of revenue                                             6,029           6,698           6,175           30,035          27,789
Stock compensation expense (recovery)                           5              13             145             (202)            166
                                                         --------        --------        --------        ---------        --------
Gross profit (loss)                                          (571)         (1,311)          1,706           (8,417)          5,731

Operating expenses:
  Research and development                                  3,066           3,031           6,257           16,170          24,076
  Sales and marketing                                       1,448           1,859           1,928            6,120           6,657
  General and administrative                                1,837           2,445           2,383            9,033           8,043
  Stock compensation expense (recovery)                       336          (2,358)          1,693             (107)         16,482
  Acquired in-process research and development               --              --              --               --             5,445
  Amortization of intangibles                                --              --             2,632              200          10,502
  Reduction in long-lived assets                             --              --              --              1,548            --
  Restructuring charges (recovery)                            (44)          4,750              (9)          22,438          16,656
  Merger cost                                                --              --              --              4,126            --
                                                         --------        --------        --------        ---------        --------
    Total operating expenses                                6,643           9,727          14,884           59,528          87,861
                                                         --------        --------        --------        ---------        --------
Loss from operations                                       (7,214)        (11,038)        (13,178)         (67,945)        (82,130)
Other income, net                                             608             635             653            2,533           4,353
                                                         --------        --------        --------        ---------        --------
Loss before cumulative
    effect of an accounting change                         (6,606)        (10,403)        (12,525)         (65,412)        (77,777)
Cumulative effect of an accounting
    change to adopt SFAS 142                                 --              --              --            (37,500)           --
                                                         --------        --------        --------        ---------        --------
Net loss                                                 $ (6,606)       $(10,403)       $(12,525)       $(102,912)       $(77,777)
                                                         ========        ========        ========        =========        ========
Loss per share before cumulative
     effect of an accounting change                      $  (0.10)       $  (0.15)       $  (0.19)       $   (0.96)       $  (1.21)
Cumulative per share effect of an
     accounting change to adopt SFAS 142                     --              --              --              (0.55)           --
                                                         --------        --------        --------        ---------        --------

Basic and diluted net loss per common share              $  (0.10)       $  (0.15)       $  (0.19)       $   (1.51)       $  (1.21)
                                                         ========        ========        ========        =========        ========

Weighted average shares used in
  computing basic and diluted net loss
  per common share                                         69,105          68,840          67,020           68,371          64,308
                                                         ========        ========        ========        =========        ========
CALCULATION EXCLUDING CERTAIN ITEMS:
GAAP cost of revenue per above, including
  stock compensation expense
(recovery)                                               $  6,034        $  6,711        $  6,320        $  29,833        $ 27,955
Cost of revenue items:
  Provision for excess inventory                             (185)           (290)           (402)          (4,327)         (4,345)
  Settlement of non-cancelable purchase commitment           --              --               560             --             1,150
  Utilization of excess inventory
        previously written off                              1,267           1,066           1,918            4,265           5,364
  Stock compensation (expense) recovery                        (5)            (13)           (145)             202            (166)
                                                         --------        --------        --------        ---------        --------
                                                            1,077             763           1,931              140           2,003
                                                         --------        --------        --------        ---------        --------
Cost of revenue excluding certain items                     7,111           7,474           8,251           29,973          29,958

GAAP operating expenses per above                           6,643           9,727          14,884           59,528          87,861
Operating expense items:
  Stock compensation (expense) recovery                      (336)          2,358          (1,693)             107         (16,482)
  Acquired in-process research and development               --              --              --               --            (5,445)
  Amortization of  intangibles                               --              --            (2,632)            (200)        (10,502)
  Reduction in long-lived assets                             --              --              --             (1,548)           --
  Merger cost                                                --              --              --             (4,126)           --
  Utilization in R&D of excess inventory
       previously written off                                  62              91             262              269             554
  Restructuring (charges) recovery                             44          (4,750)              9          (22,438)        (16,656)
                                                         --------        --------        --------        ---------        --------
                                                             (230)         (2,301)         (4,054)         (27,936)        (48,531)
                                                         --------        --------        --------        ---------        --------
Operating expenses excluding certain items                  6,413           7,426          10,830           31,592          39,330

Cumulative effect of an accounting change
    to adopt SFAS 142                                        --              --              --            (37,500)           --

GAAP net loss per above                                    (6,606)        (10,403)        (12,525)        (102,912)        (77,777)
  Items excluded from cost of revenues,
     operating expenses and
     SFAS 142 accounting change                              (847)          1,538           2,123           65,296          46,528
                                                         --------        --------        --------        ---------        --------
Net loss excluding certain items                         $ (7,453)       $ (8,865)       $(10,402)       $ (37,616)       $(31,249)
                                                         ========        ========        ========        =========        ========
Basic and diluted net loss per common share              $  (0.11)       $  (0.13)       $  (0.16)       $   (0.55)       $  (0.49)
                                                         ========        ========        ========        =========        ========

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                               AVANEX CORPORATION
                      Condensed Consolidated Balance Sheets
                                 (In thousands)


                                                                 JUNE 30         MARCH 31          JUNE 30
                                                                  2003             2003              2002
                                                                ---------        ---------        ---------
ASSETS
Current assets:
  Cash and cash equivalents                                     $  10,639        $  30,675        $  29,739
  Short-term investments                                           76,952           71,700          106,346
  Accounts receivable, net                                          2,614            1,892            4,855
  Inventories                                                       3,613            3,980            6,515
  Other current assets                                              1,070            1,179              801
                                                                ---------        ---------        ---------
     Total current assets                                          94,888          109,426          148,256
Long-term investments                                              47,063           41,353           40,984
Property and equipment, net                                         5,455            7,535           18,872
Intangibles, net                                                     --               --              1,477
Goodwill                                                             --               --             37,500
Other assets                                                        7,209              593            3,308
                                                                ---------        ---------        ---------
     Total assets                                               $ 154,615        $ 158,907        $ 250,397
                                                                =========        =========        =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                                         $   3,141        $   2,842        $   6,035
  Accounts payable                                                  5,647            3,590            2,539
  Current portion of restructuring accruals                         6,400            6,380            4,349
  Other accrued expenses                                            5,816            2,338            4,618
  Warranty                                                          2,707            3,304            3,842
  Current portion of long-term obligations                          4,190            4,469            5,020
  Accrued compensation and related expenses                         2,279            2,418            2,942
                                                                ---------        ---------        ---------
     Total current liabilities                                     30,180           25,341           29,345
Restructuring accruals                                             26,055           27,972           16,689
Long-term obligations                                               2,118            3,265            6,365
                                                                ---------        ---------        ---------
     Total liabilities                                             58,353           56,578           52,399
Stockholders' equity:
  Common stock                                                         69               69               69
  Additional paid-in capital                                      484,028          483,846          495,288
  Notes receivable from stockholders                                 --               --             (1,265)
  Deferred compensation                                              (828)          (1,185)         (11,999)
  Accumulated deficit                                            (387,007)        (380,401)        (284,095)
                                                                ---------        ---------        ---------
     Total stockholders' equity                                    96,262          102,329          197,998
                                                                ---------        ---------        ---------
     Total liabilities and stockholders' equity                 $ 154,615        $ 158,907        $ 250,397
                                                                =========        =========        =========

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